UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

(Exact name of registrant as specified in its charter)

Texas	333-174226	38-3769404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11451 Katy Freeway, Suite 500

Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 598-8600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Letter of Credit Facility Agreement

On August 15, 2013, Black Elk Energy Offshore Operations, LLC (the “Company”) entered into a Limited Waiver, Ninth Amendment to Letter of Credit Facility Agreement and Amendment to Note (the “Ninth Amendment”) by and among the Company, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders. The Ninth Amendment amended that certain Letter of Credit Facility Agreement dated as of December 24, 2010, by and among the Company, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders, as amended (the “Credit Facility Agreement”), to (1) obtain waivers related to certain covenants of the Company in the Credit Facility Agreement for the fiscal quarter ended June 30, 2013, (2) reduce the commitments and cap the outstanding principal balance under the Credit Facility Agreement at approximately $105.7 million and (3) reduce the maximum principal amount available under the Third Amended and Restated Note dated November 8, 2012 from $200.0 million to approximately $105.7 million.

The foregoing description of the Ninth Amendment is qualified in its entirety by reference to the full and complete terms of the Ninth Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Chief Accounting Officer

On August 16, 2013, Michelle Simmons, Chief Accounting Officer, departed from the Company due to a reduction in the Company’s workforce.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit

Exhibit	Description

10.1	Limited Waiver, Ninth Amendment to Letter of Credit Facility Agreement and Amendment to Note, effective as of August 15, 2013, by and among the Company, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	/s/ John Hoffman
Name:	John Hoffman
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Limited Waiver, Ninth Amendment to Letter of Credit Facility Agreement and Amendment to Note, effective as of August 15, 2013, by and among the Company, the Guarantors party thereto, the Lenders party thereto and Capital One, N.A., as Administrative Agent for the Lenders.